                                                                    Exhibit 10.4
















                                 PRINTCAFE, INC.

                     2002 KEY EXECUTIVE STOCK INCENTIVE PLAN

                        EFFECTIVE AS OF February 5, 2002

                                TABLE OF CONTENTS


                                                                                                          PAGE

SECTION 1.     INTRODUCTION................................................................................1

SECTION 2.     DEFINITIONS.................................................................................1

            (a)      "Affiliate"...........................................................................1

            (b)      "Award"...............................................................................1

            (c)      "Board"...............................................................................1

            (d)      "Change In Control"...................................................................1

            (e)      "Code"................................................................................2

            (f)      "Committee"...........................................................................2

            (g)      "Company".............................................................................2

            (h)      "Disability"..........................................................................2

            (i)      "Employee"............................................................................2

            (j)      "Exchange Act"........................................................................2

            (k)      "Exercise Price"......................................................................2

            (l)      "Fair Market Value"...................................................................2

            (m)       "Grant"..............................................................................2

            (n)      "Incentive Stock Option" or "ISO".....................................................2

            (o)      "Key Executive".......................................................................3

            (p)      "Non-Employee Director"...............................................................3

            (q)      "Nonstatutory Stock Option" or "NSO"..................................................3

            (r)      "Option"..............................................................................3

            (s)      "Optionee"............................................................................3

            (t)      "Parent"..............................................................................3

            (u)      "Plan"................................................................................3

            (v)      "Preferred Stock".....................................................................3

            (w)      "Securities Act"......................................................................3

            (x)      "Service".............................................................................3

            (y)      "Share"...............................................................................3

            (z)      "Stock Option Agreement"..............................................................3

            (aa)     "Subsidiary"..........................................................................3

            (bb)     "10-Percent Shareholder"..............................................................3


                                                                                                          PAGE


SECTION 3.     ADMINISTRATION..............................................................................4

            (a)      Committee Composition.................................................................4

            (b)      Authority of the Committee............................................................4

            (c)      Indemnification.......................................................................4

SECTION 4.     ELIGIBILITY.................................................................................5

            (a)      General Rules.........................................................................5

            (b)      Incentive Stock Options; Nonstatutory Stock Options...................................5

SECTION 5.     SHARES SUBJECT TO PLAN......................................................................5

            (a)      Basic Limitation......................................................................5

            (b)      Additional Shares.....................................................................5

            (c)      Limits on Options.....................................................................5

SECTION 6.     TERMS AND CONDITIONS OF OPTIONS.............................................................5

            (a)      Stock Option Agreement................................................................5

            (b)      Number of Shares......................................................................5

            (c)      Exercise Price........................................................................5

            (d)      Exercisability and Term...............................................................5

            (e)      Modifications or Assumption of Options................................................6

            (f)      Transferability of Options............................................................6

            (g)      No Rights as Stockholder..............................................................6

            (h)      Restrictions on Transfer..............................................................6

SECTION 7.     PAYMENT FOR OPTION SHARES...................................................................6

            (a)      General Rule..........................................................................6

            (b)      Surrender of Stock....................................................................7

            (c)      Promissory Note.......................................................................7

            (d)      Other Forms of Payment................................................................7

SECTION 8.     PROTECTION AGAINST DILUTION.................................................................7

            (a)      Conversion of Shares..................................................................7

            (b)      Adjustments...........................................................................7

            (c)      Optionee Rights.......................................................................8

SECTION 9.     EFFECT OF A CHANGE IN CONTROL...............................................................8

            (a)      Merger or Reorganization..............................................................8

            (b)      Acceleration..........................................................................8


                                                                                                          PAGE

SECTION 10.    LIMITATIONS ON RIGHTS.......................................................................8

            (a)      Retention Rights......................................................................8

            (b)      Stockholders' Rights..................................................................8

            (c)      Regulatory Requirements...............................................................8

SECTION 11.    WITHHOLDING TAXES...........................................................................9

            (a)      General...............................................................................9

            (b)      Share Withholding.....................................................................9

SECTION 12.    DURATION AND AMENDMENTS.....................................................................9

            (a)      Term of the Plan......................................................................9

            (b)      Right to Amend or Terminate the Plan..................................................9

SECTION 13.    EXECUTION..................................................................................10

                                 PRINTCAFE, INC.

                     2002 KEY EXECUTIVE STOCK INCENTIVE PLAN

                        EFFECTIVE AS OF February 5, 2002


SECTION 1. INTRODUCTION.

     The Company's Board of Directors adopted the printCafe, Inc. 2002 Key Executive Stock Incentive Plan on February 5, 2002 (the "Adoption Date"). The Plan is effective on the Adoption Date.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Executives an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

     The Plan seeks to achieve this purpose by providing for Awards in the form of Options.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or in any Stock Option Agreement.

SECTION 2. DEFINITIONS.

     (a) "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

     (b) "AWARD" means any award of an Option under the Plan.

     (c) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

     (d) "CHANGE IN CONTROL" except as may otherwise be provided in a Stock Option Agreement, means the occurrence of any of the following:

          (i) a dissolution or liquidation of the Company;

          (ii) any sale or transfer of all or substantially all of the total assets of the Company;

          (iii) any merger, consolidation or other business reorganization in which the holders of the Company's outstanding voting securities immediately prior to such transaction do not hold, immediately following such transaction, securities representing fifty percent (50%) or more of the combined voting power of the outstanding securities of the surviving entity; or

          (iv) the acquisition by any person (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than the Company, or any subsidiary, affiliate (within the meaning of Rule 144 under the Securities Act) or employee benefit plan of the Company), of beneficial ownership (within the meaning of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company.

          Notwithstanding anything in the preceding sentence, the acquisition by Creo SRL or its affiliates of beneficial ownership of securities representing less than one hundred percent (100%) of the total combined voting power of the outstanding securities of the Company shall not be deemed a Change of Control.

     (e) "CODE" means the Internal Revenue Code of 1986, as amended.

     (f) "COMMITTEE" means the Compensation Committee of the Board.

     (g) "COMPANY" means printCafe, Inc., a Delaware corporation.

     (h) "DISABILITY" means that the Key Executive is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (i) "EMPLOYEE" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

     (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (k) "EXERCISE PRICE" means the amount for which a Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

     (l) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee in good faith on such basis as it deems appropriate.

     (m) "GRANT" means any grant of an Award under the Plan.

     (n) "INCENTIVE STOCK OPTION" or "ISO" means an incentive stock option described in Code section 422(b).

     (o) "KEY EXECUTIVE" means an Employee who is a member of executive management, or a Non-Employee Director, who has been selected by the Committee to receive an Award under the Plan.

     (p) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee.

     (q) "NONSTATUTORY STOCK OPTION" or "NSO" means a stock option that is not an ISO.

     (r) "OPTION" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

     (s) "OPTIONEE" means an individual, estate or other entity that holds an Option.

     (t) "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (u) "PLAN" means this printCafe, Inc. 2002 Key Executive Stock Incentive Plan as it may be amended from time to time.

     (v) "PREFERRED STOCK" means Series E Preferred Stock of the Company.

     (w) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (x) "SERVICE" means service as an Employee or Non-Employee Director.

     (y) "SHARE" means one share of Preferred Stock.

     (z) "STOCK OPTION AGREEMENT" means the agreement described in Section 6 evidencing each Grant of an Option.

     (aa) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (bb) "10-PERCENT SHAREHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

     (a) COMMITTEE COMPOSITION. The Committee has been appointed by the Board to administer the Plan. However, the Board may at any time terminate such appointment and reassume all powers and authority previously delegated to the Committee (in which event, references to the Committee hereinafter shall be deemed references to the Board).

     With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act. Notwithstanding the previous sentence, failure of the Committee to satisfy the requirements of Rule 16b-3 shall not invalidate any Awards granted by such Committee.

     (b) AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

          (i) selecting Key Executives who are to receive Awards under the Plan;
          (ii) determining the number, vesting requirements and other features and conditions of such Awards;
          (iii) interpreting the Plan; and
          (iv) making all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) INDEMNIFICATION. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. ELIGIBILITY.

     (a) GENERAL RULES. Only Employees and Non-Employee Directors shall be eligible for designation as Key Executives by the Committee.

     (b) INCENTIVE STOCK OPTIONS; NONSTATUTORY STOCK OPTIONS. Key Executives who are Employees shall be eligible for the grant of ISOs or NSOs. However, a Key Executive who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied. Key Executives who are Non-Employee Directors shall be eligible for the grant of NSOs.

SECTION 5. SHARES SUBJECT TO PLAN.

     (a) BASIC LIMITATION. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 2,833,333.

     (b) ADDITIONAL SHARES. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan.

     (c) LIMITS ON OPTIONS. No Key Executive shall receive Options to purchase Shares during any fiscal year covering in excess of 1,250,000 Shares.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     (a) STOCK OPTION AGREEMENT. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8.

     (c) EXERCISE PRICE. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant.

     (d) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five
     (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

     (e) MODIFICATIONS OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     (f) TRANSFERABILITY OF OPTIONS. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (g) NO RIGHTS AS STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (h) RESTRICTIONS ON TRANSFER. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7. PAYMENT FOR OPTION SHARES.

     (a) GENERAL RULE. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

          (ii) In the case of an NSO granted under the Plan, the Committee may, in its discretion, at any time accept payment in any form(s) described in this Section 7.

     (b) SURRENDER OF STOCK. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) PROMISSORY NOTE. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

     (d) OTHER FORMS OF PAYMENT. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8. PROTECTION AGAINST DILUTION.

     (a) CONVERSION OF SHARES. In the event the then-outstanding Shares are converted into shares of common stock of the Company ("Common Shares") in accordance with the provisions of the Certificate of Incorporation, each Option shall then and thereafter be exercisable for a number of Common Shares equal to (i) the number of Common Shares into which each outstanding Share was converted in such conversion times (ii) the number of Shares originally subject to such Option. The Exercise Price shall also be adjusted as appropriate.

     (b) ADJUSTMENTS. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of rights hereunder in one or more of:

          (i) the number of Shares available for future Awards and the per person Share limits under Section 5;

          (ii) the number of Shares covered by each outstanding Award; or

          (iii) the Exercise Price under each outstanding Option.

     (c) OPTIONEE RIGHTS. Except as provided in this Section 8, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 9. EFFECT OF A CHANGE IN CONTROL.

     (a) MERGER OR REORGANIZATION. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration. However, unless otherwise specified in the agreement of merger or reorganization, or unless otherwise determined by the Committee, any Awards which are not assumed or continued, or which are not exercised (if vested) on or before the effective date of any Change of Control, will terminate effective upon the Change of Control or at such other time as the Committee deems appropriate.

     (b) ACCELERATION. The Committee may determine, at the time of granting an Award or thereafter, that such Award shall become vested as to all or any designated portion of the Shares subject to such Award in the event that a Change in Control occurs with respect to the Company.

SECTION 10. LIMITATIONS ON RIGHTS.

     (a) RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee or Non-Employee Director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment or services agreement (if any).

     (b) STOCKHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 8.

     (c) REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 11. WITHHOLDING TAXES.

     (a) GENERAL. An Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) SHARE WITHHOLDING. If a public market for the Company's Shares exists, the Committee may permit an Optionee to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her (but not in excess of the minimum withholding amount required by law) or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 12. DURATION AND AMENDMENTS.

     (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board; provided, that the adoption of the Plan shall be subject to approval by the Company's stockholders within 12 months of the date of adoption to the extent required by applicable laws, regulations or rules; provided, further, that if and to the extent such approval is sought solely to satisfy the applicable requirements of Code Section 422(b)(1), then no Award of NSOs shall be deemed to be conditioned on receipt of such approval. To the extent required by applicable law, the Plan shall terminate on the date that is ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Section 12(b).

     (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules; provided, that if and to the extent such approval is sought solely to satisfy the applicable requirements of Code Section 422(b)(1), then no Award of NSOs shall be deemed to be conditioned on receipt of such approval.

SECTION 13. EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                                    PRINTCAFE, INC.



                                    By /s/ Marc D. Olin
                                       -----------------------------------------

                                    Title  President and Chief Executive Officer
                                           -------------------------------------